SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           September 5, 2001


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 5.  OTHER EVENTS

     Procter & Gamble today stated that it continues to be comfortable with its prior guidance on the September quarter and for Fiscal Year 2002. On August 7, 2001, the Company estimated that July-September core earnings per share would be up low-to-mid single digits vs. the prior year's September quarter. Additionally, the Company estimated that core earnings per share for Fiscal 2002 were expected to grow at a rate that equals or exceeds the prior year's growth, but not yet at the Company's double-digit earnings growth target.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       TERRY L. OVERBEY
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                                       Terry L. Overbey, Secretary
                                       September 5, 2001




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                                     Exhibit

1.       The Procter & Gamble Company statement dated September 5, 2001.